Exhibit 10.1



                      SECOND AMENDMENT TO SECOND AMENDED
                         AND RESTATED CREDIT AGREEMENT

         This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, as heretofore amended (this "Amendment"), dated as of December 2, 2004 (the "Amendment Date"), is made by and between Friedman's, Inc., a Delaware corporation, each of its Subsidiaries party hereto, Jewelry Investors II, L.L.C., as Term Agent, and Jewelry Investors II, L.L.C., as Term Lenders.

                                   RECITALS:

         A. The Credit Parties, the Lenders, the Revolving Agent, the Term Agent, and the Collateral Agent have entered into the Second Amended and Restated Credit Agreement dated as of September 7, 2004 (as such agreement may be amended, restated, or otherwise modified from time to time, the "Credit Agreement").

         B. The Credit Parties have requested that the Term Lenders and the Term Agent amend the Credit Agreement in certain respects, and the Term Lenders and the Term Agent are willing to agree to the Credit Parties' request, subject to the terms and conditions of this Amendment.

         C. In accordance with Section 11.4 of the Credit Agreement, Revolving Agent and Revolving Lender approval is not required for the amendments herein requested by the Credit Parties.

         NOW, THEREFORE, in consideration of the premises herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE 1
                                   Amendment

         Section 1.1 Amendment to Section 7.11(c)(i). Section 7.11(c)(i) is hereby amended by replacing the Tier I Consolidated EBITDA requirement for the Fiscal Period ending November 27, 2004, with "($10,350,000)".

         Section 1.2 Amendment to Section 7.11(d)(i). Section 7.11(d)(i) is hereby amended by replacing the Tier I minimum ratio of Accounts Payable to inventory requirement for the Fiscal Period ending November 27, 2004, with "44.5%".

                                   ARTICLE 2
                                     Fees

         Section 2.1 Term Lenders' Amendment Fee. The Credit Parties agree to pay to the Collateral Agent, for the account of the Term Lenders in accordance with their respective pro rata shares of the Term Loan, an amendment fee (the "Term Lenders' Amendment Fee") in the amount of $135,000, which Term Lenders' Amendment Fee shall be fully earned, due, and payable on the date of this Amendment.

         Section 2.2 Acknowledgment. The Credit Parties agree and acknowledge that: (i) the Term Lenders' Amendment Fee is being paid in consideration of, among other things, the agreement of the Term Lenders to amend and modify certain provisions of the Credit Agreement as requested by the Credit Parties;
(ii) but for such provisions being amended at the request of the Credit Parties, the Term Lenders would not have entered into the Credit Agreement; and (iii) the Term Lenders are under no obligation to amend or modify such provisions. Accordingly, the Credit Parties agree and acknowledge that they are receiving new valuable consideration under this Amendment for the payment of the Term Lenders' Amendment Fee.

                                   ARTICLE 3
                                 Miscellaneous

         Section 3.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

         (a) The representations and warranties contained herein and in the Credit Agreement, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

         (b) Each of the parties hereto shall have delivered to the Collateral Agent an executed original of this Amendment; and

         (c) The Credit Parties shall have paid to the Collateral Agent all fees and previously invoiced reasonable costs and expenses owed to and/or incurred by the Term Agent and the Term Lenders arising in connection with the Credit Agreement and this Amendment including, but not limited to, the Term Lenders' Amendment Fee set forth in Article 2 of this Amendment.

         Section 3.2 Acknowledgment of the Credit Parties. Each Credit Party hereby represents and warrants that the execution and delivery of this Amendment and compliance by such Credit Party with all of the provisions of this Amendment: (a) are within the powers and purposes of such Credit Party;
(b) have been duly authorized or approved by such Credit Party; and (c) when executed and delivered by or on behalf of such Credit Party will constitute valid and binding obligations of such Credit Party, enforceable in accordance with their terms. The Borrowers reaffirm their obligation to pay all amounts due to the Agents or the Lenders under the Credit Documents in accordance with the terms thereof, as modified hereby.

         Section 3.3 Retroactive Effect. The amendments set forth in Article I of this Amendment have retroactive effect to November 27, 2004, and the Credit Agreement will be deemed amended pursuant to such Article of this Amendment as of such date.

         Section 3.4 Credit Documents Unmodified. Except as otherwise specifically modified by this Amendment, all terms and provisions of the Credit Agreement and all other Credit Documents, as modified hereby, shall remain in full force and effect. Nothing contained in this Amendment shall in any way impair the validity or enforceability of the Loan Documents, as modified hereby, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein. Subject to the terms of this Amendment, any lien and/or security interest granted to the Collateral Agent, for the benefit of the Agents and the Lenders, in the Collateral set forth in the Loan Documents shall remain unchanged and in full force and effect and the Credit Agreement and the other Loan Documents shall continue to secure the payment and performance of all of the Total Obligations.

         Section 3.5 Parties, Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the Credit Parties, the Agents, the Lenders, and their respective successors and assigns.

         Section 3.6 Counterparts. This Amendment may be executed in one or more counterparts and by telecopy, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         Section 3.7 EFFECT OF WAIVER. NO CONSENT OR WAIVER, EXPRESS OR IMPLIED, BY THE AGENTS OR LENDERS TO OR OF ANY BREACH OF OR DEVIATION FROM ANY COVENANT, DUTY, OR CONDITION SET FORTH IN THE CREDIT AGREEMENT OR THE OTHER CREDIT DOCUMENTS SHALL BE DEEMED A CONSENT OR WAIVER TO OR OF ANY OTHER BREACH OF OR DEVIATION FROM THE SAME OR ANY OTHER COVENANT, DUTY, OR CONDITION. NO FAILURE ON THE PART OF THE AGENT OR ANY LENDER TO EXERCISE, NO DELAY IN EXERCISING, AND NO COURSE OF DEALING WITH RESPECT TO, ANY RIGHT, POWER, OR PRIVILEGE UNDER THIS AMENDMENT, THE CREDIT AGREEMENT, OR ANY OTHER CREDIT DOCUMENT SHALL OPERATE AS A WAIVER THEREOF, NOR SHALL ANY SINGLE OR PARTIAL EXERCISE OF ANY RIGHT, POWER, OR PRIVILEGE UNDER THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT PRECLUDE ANY OTHER OR FURTHER EXERCISE THEREOF OR THE EXERCISE OF ANY OTHER RIGHT, POWER, OR PRIVILEGE. THE RIGHTS AND REMEDIES PROVIDED FOR IN THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS ARE CUMULATIVE AND NOT EXCLUSIVE OF ANY RIGHTS AND REMEDIES PROVIDED BY LAW.

         Section 3.8 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only, are not a part of this Amendment, and shall not affect the interpretation hereof.

         Section 3.9 Expenses of Agents and Lenders. The Borrowers agree to pay on demand: (a) all reasonable costs and expenses incurred by the Term Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Credit Documents executed pursuant hereto and any and all subsequent amendments, modifications, and supplements hereto or thereto, including without limitation, the costs and fees of the Term Agents' and Term Lenders' legal counsel; and (b) all costs and expenses reasonably incurred by the Agents and Lenders in connection with the enforcement or preservation of any rights under the Credit Agreement, this Amendment, and/or the other Loan Documents, including without limitation, the costs and fees of the Agents' and Lender's legal counsel and the costs and fees associated with any environmental due diligence conducted in relation hereto.

         Section 3.10 Choice of Law; Jury Trial Waiver. This Amendment is governed by the applicable law pertaining in the State of New York, other than those conflict of law provisions that would defer to the substantive laws of another jurisdiction. EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO A TRIAL BY JURY, IF ANY, IN ANY ACTION TO ENFORCE, DEFEND, INTERPRET, OR OTHERWISE CONCERNING THIS AMENDMENT.

         Section 3.11 Release. EACH CREDIT PARTY REPRESENTS AND WARRANTS THAT AS OF THE DATE HEREOF THERE ARE NO CLAIMS OR OFFSETS AGAINST, OR DEFENSES OR COUNTERCLAIMS TO, ITS OBLIGATIONS UNDER THE CREDIT AGREEMENT OR ANY OF THE CREDIT DOCUMENTS, NOR ANY CAUSES OF ACTION ARISING THEREFROM. TO INDUCE THE TERM AGENT AND THE TERM LENDERS TO ENTER INTO THIS AMENDMENT EACH CREDIT PARTY WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES, COUNTERCLAIMS, OR CAUSES OF ACTION WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF AND RELATING TO THE CREDIT DOCUMENTS OR THIS AMENDMENT. EACH CREDIT PARTY ACKNOWLEDGES THAT IT MAY HEREAFTER DISCOVER FACTS DIFFERENT FROM OR IN ADDITION TO THOSE NOW KNOWN OR BELIEVED TO BE TRUE WITH RESPECT TO SUCH CLAIMS, OFFSETS, DEFENSES, COUNTERCLAIMS, OR CAUSES OF ACTION, AND AGREES THAT THIS AMENDMENT AND THE PRECEDING RELEASE ARE AND WILL REMAIN EFFECTIVE IN ALL RESPECTS NOTWITHSTANDING ANY SUCH DIFFERENCES OR ADDITIONAL FACTS.

         Section 3.12 Total Agreement. This Amendment, the Credit Agreement, and all other Loan Documents shall constitute the entire agreement between the parties relating to the subject matter hereof, and shall rescind all prior agreements and understandings between the parties hereto relating to the subject matter hereof, and shall not be changed or terminated orally.







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

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers in several counterparts effective as of the Amendment Date specified in the introductory paragraph hereof.


                                CREDIT PARTIES:
                                --------------

                                FRIEDMAN'S INC.


                                By:   /s/ C. Steven Moore
                                     -------------------------------------------
                                Name:    C. Steven Moore
                                      ------------------------------------------
                                Title:  CAO
                                       -----------------------------------------


                                FRIEDMAN'S FLORIDA PARTNERSHIP

                                By:      Friedman's Management Corp., its
                                         Managing Partner


                                         By:   /s/ C. Steven Moore
                                              ----------------------------------
                                         Name: C. Steven Moore
                                              ----------------------------------
                                         Title:  CAO
                                                --------------------------------


                                FI STORES LIMITED PARTNERSHIP

                                By:      Friedman's Inc., its general partner


                                         By:   /s/ C. Steven Moore
                                              ----------------------------------
                                         Name: C. Steven Moore
                                              ----------------------------------
                                         Title:  CAO
                                                --------------------------------

                                FRIEDMAN'S HOLDING CORP.


                                By:   /s/ C. Steven Moore
                                     -------------------------------------------
                                Name:    C. Steven Moore
                                      ------------------------------------------
                                Title:  CAO
                                       -----------------------------------------

                                FRIEDMAN'S MANAGEMENT CORP.


                                By:   /s/ C. Steven Moore
                                     -------------------------------------------
                                Name:    C. Steven Moore
                                      ------------------------------------------
                                Title:  CAO
                                       -----------------------------------------


                                FCJV HOLDING CORP.


                                By:   /s/ C. Steven Moore
                                     -------------------------------------------
                                Name:    C. Steven Moore
                                      ------------------------------------------
                                Title:  CAO
                                       -----------------------------------------


                                FCJV, L.P.

                                By:      FCJV Holding Corp.,
                                         its general partner


                                         By:   /s/ C. Steven Moore
                                              ----------------------------------
                                         Name: C. Steven Moore
                                              ----------------------------------
                                         Title:  CAO
                                                --------------------------------


                                FRIEDMAN'S INVESTMENTS LLC

                                By:      Friedman's Inc.,
                                         its managing member


                                         By:   /s/ C. Steven Moore
                                              ----------------------------------
                                         Name: C. Steven Moore
                                              ----------------------------------
                                         Title:  CAO
                                                --------------------------------


                                FRIEDMAN'S BENEFICIARY INC.


                                By:   /s/ C. Steven Moore
                                     -------------------------------------------
                                Name:    C. Steven Moore
                                      ------------------------------------------
                                Title:  CAO
                                       -----------------------------------------


                                TERM AGENT:
                                ----------


                                JEWELRY INVESTORS II, L.L.C., as Term Agent

                                        By FARALLON CAPITAL MANAGEMENT, L.L.C., its manager

                                        By:   /s/ William F. Mellin
                                             -----------------------------------
                                        Name:  William F. Mellin
                                              ----------------------------------
                                        Title:  Managing Member
                                               ---------------------------------

                                TERM LENDERS:
                                ------------



                                JEWELRY INVESTORS II, L.L.C.


                                        By FARALLON CAPITAL MANAGEMENT L.L.C., its manager

                                        By:  /s/ William F. Mellin
                                            ------------------------------------
                                        Name:  William F. Mellin
                                              ----------------------------------
                                        Title:  Managing Member
                                               ---------------------------------